UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2004

COMMISSION FILE NO.: 000-31631

TRANS MAX TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA (STATE OR OTHER JURISDICTION OF INCORPORATION)	42-1599830 (IRS EMPLOYER IDENTIFICATION NO.)

7473 W. LAKE MEAD BLVD., LAS VEGAS, NEVADA 89128
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(702) 382-3377
  (ISSUER TELEPHONE NUMBER)

PERMA TUNE ELECTRONICS, INC.
(FORMER NAME)


Explanatory Note:     This Form 8-K/A is filed to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 28, 2004 by restating Item 5 of the Current Report.  The Current Report is being amended because it incorrectly identified Paul Cervino, a former director and officer of the Registrant, as one of the directors and officers who were the subject of concerns about reported misuse of company funds and stock accounts. As restated, Item 5 of the Current Report appears as follows:

Item 5. Other Events.

On May 28, 2004, due to concerns with certain current officers and directors of the Registrant, including Peter Mergenthaler as President, Secretary-Treasurer and director, and their reported misuse of company funds and stock accounts, the new majority shareholders, Balboa Group, Inc., Financial Investors, Inc. and Eastern Business Associates, Inc., pursuant to Section 78.320(2) of the Nevada Revised Statutes, executed a Written Consent of the Shareholders of Trans Max Technologies, Inc., a Nevada corporation, giving their written consent to the election of Ray Brouzes and Frances Langford as directors of the Registrant, in lieu of (1) the annual meeting of the shareholders or (2) a special meeting in lieu of annual meeting of the shareholders for the purpose of electing the directors of the corporation for the ensuing year.

Effective May 28, 2004, Ray Brouzes and Frances Langford assumed their duties as the new Directors of the Registrant.

Effective May 29, 2004, Peter Mergenthaler was removed as President and Secretary-Treasurer of the Registrant, and Ray Brouzes was elected and is serving as President, and Frances Langford was elected and is serving as Secretary-Treasurer of the Registrant.

Item 7.                        Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1  Press Release dated September __, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trans Max Technologies, Inc.

/s/ Ray Brouzes
Ray Brouzes,
President and Director

September 2, 2004


Exhibit 99.1

FOR IMMEDIATE RELEASE

TRANS MAX TECHNOLOGIES ISSUES APOLOGY TO FORMER EXECUTIVE

LAS VEGAS - - September __, 2004 - - Trans Max Technologies, Inc. (OTCBB:TMXT) announced today that it had made a retraction of certain disclosures made by Trans Max in a report filed with the Securities and Exchange Commission on June 28, 2004 concerning the circumstances surrounding the election of two new directors and their subsequent appointment as officers, and issued an apology to Paul Cervino, its former director and Chief Operating Officer, with respect to such disclosures.

            In a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on June 28, 2004, Trans Max attributed the election and appointment of two new members of management on May 28, 2004 to concerns with Mr. Cervino and one other former member of management and “their reported misuse of company funds and stock accounts”.  Trans Max today retracted the foregoing statement as it applied to Mr. Cervino and made a direct apology to Mr. Cervino.

            In the retraction and apology, Raymond Brouzes, the President of Trans Max, stated that “Mr. Cervino was not involved in any of the reported misconduct involving misuse of company funds and stock accounts”, and that Trans Max was “apologizing for the unfortunate error and for any problems this could have caused” Mr. Cervino.

[Standard description of business or forward-looking-statement disclosure]